                     RIGGS NATIONAL CORPORATION
                       1994 STOCK OPTION PLAN

I.        PURPOSE OF THE PLAN.

      This 1994 Stock Option Plan (the "Plan") of Riggs National Corporation (the "Corporation") for key employees of the Corporation and its subsidiaries is designed to advance the best interest of the Corporation by providing such employees who have a substantial responsibility for its management and growth with an additional incentive to continue to contribute to the growth and success of the Corporation by increasing their proprietary interest in the success of the Corporation.

II.       DEFINITIONS.

          A.     "Board"  means  the  Board  of  Directors   of   the
          Corporation.

          B.    "Common  Stock"  means the common shares,  $2.50  par
          value per      share, of the Corporation.

          C.    "Joint Compensation Committee" means the compensation
          committees      of the Board and the Board of Directors  of
          The Riggs National Bank of Washington, D.C. meeting in joint session, but excluding any member of either com-
          mittee  who  is  not both a Disinterested   Person  and  an
          Outside Director.

          D.   "Corporation" means the Riggs National Corporation.

          E.    "Date of Grant" means the date on which an Option  is
          approved by    the Outside Directors Committee.

          F.    "Director" means a member of the Corporation's  Board
          of   Directors.

          G.    "Disability" as to an Option holder has the same mean-
          ing  as  the      term is used in the long-term  disability
          insurance  plan       contributed to by the Corporation  or
          its  Subsidiary  Corporation    on  behalf  of  the  Option
          holder, or if the Option holder is not  covered by any such
          plan,  disability shall have the meaning      provided  for
          in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto (the "Code").

         H. "Disinterested Person" means a Director who was not granted during the one (1) year immediately preceding the Director's appointment to the committee, and is not granted while a member of the committee, equity securities under the Plan or any other plan of the Cor-poration or an affiliate of the Corporation, except as may be otherwise permitted by Rule 16b-3(c)(2) promul-gated under the Securities Exchange Act of 1934.

          I. "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) if the Common Stock is traded on the National Market System or a national securities exchange, the closing price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal,
               (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange,  the  closing price  last  reported  by  the
               National Association of Securities Dealers,Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the
               next   preceding  date  on  which  there   were   such
               quotations, or (iii) if the Common Stock, is not traded on the National Market System or listed on a national securities exchange and quotations for the
               Common   Stock  are  not  reported  by  the   National
               Association of Securities Dealers, Inc, the Fair Market Value determined by the Joint Compensation Committee on the basis of available prices for the
               Common   Stock  or  in  such  manner  as   the   Joint
               Compensation  Committee shall agree.   Notwithstanding
               the  preceding,  the  Fair Market  Value  on  a  given
               determination   date  of  Common  Stock   subject   to
               Incentive  Stock  Options or Common  Stock  valued  in
               connection  with  the  exercise  of  Incentive   Stock
               Options shall be an amount that is equal to the Joint Compensation Committee's good faith determination of the Common Stock's value on the given determination date, and the Joint Compensation Committee shall for all purposes of this Plan have the authority to determine Fair Market Value using methods other than those described in this Section if the Joint Compensa-
               tion   Committee  determines  that  such   alternative
               methods more properly reflect the Fair Market Value of the Common Stock. Furthermore, in all cases, Fair Market Value shall not be less than the Par Value of the Common Stock.

          J. "Incentive Stock Option" means an Option qualifying for special tax treatment under Section 422 of the Code.

          K. "Insider" means any person subject to the provisions of section 16 of the Act, including an "officer" of the Corporation within the meaning of section 16 of the Act, a "director" within the meaning of section 3(a)(7) of the Act, and a "beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Corporation within the meaning of section 16 of the Act.

          L. "Key Employee" means any employee (including employees who are also officers or directors, but not including directors who are not also employees) of the Corpora-
               tion   or   any   Subsidiary  Corporation   who   have
               substantial   responsibility  in  the  direction   and
               management   of  the  Corporation  or   a   Subsidiary
               Corporation  as  determined by the Joint  Compensation
               Committee.

          M. "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

          N.   "Option"  means  an  Incentive  Stock  Option   or   a
               Nonqualified Stock Option granted under this Plan.

          O. "Outside Director" means a Director who is neither an employee nor an officer of the Corporation or its sub-sidiaries and qualifies as an outside director within the meaning of Section 162(m)(4) of the Code, and applicable regulations and authority.

          P. "Outside Directors Committee" means a committee com posed of all Outside Directors who are Disinterested Persons.

          Q. "Parent Corporation" has the same meaning used in Sec-tion 424(e) of the Code.

          R. "Plan" means the Riggs National Corporation 1994 Stock Option Plan as set forth herein, which may be amended from time to time.

          S.   "Subsidiary Corporation" has the same meaning used  in
               Section 424(f) of the Code.

III.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

      Subject to the provisions of Section 8 of the Plan, the aggregate number of authorized but unissued shares of Common Stock that may be issued pursuant to Options granted under the Plan will not exceed one million two hundred fifty thousand (1,250,000) shares. Shares that by reason of expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.

IV.       ADMINISTRATION OF THE PLAN.

      The Plan shall be administered by the Joint Compensation Committee. The Joint Compensation Committee has the authority to recommend to the Outside Directors Committee the Key Employees to be granted Options, the times when Options will be granted, the number of shares subject to each Option, the exercise price of each Option, the vesting schedule (if any) of each Option, the conditions precedent (if any) to acceleration of the vesting schedule of each Option, the method of payment for shares acquired upon the exercise of Options, the expiration date of each Option, the Fair Market Value of Common Stock subject to Options, and any other terms and conditions of the Options it deems appropriate. The Outside Directors Committee shall have the authority to approve, reject or modify recommended grants of Options by the Joint Compensation Committee. A majority of the Outside Directors Committee shall constitute a quorum. All actions by the Outside Directors Committee shall require a majority of the members of such committee present at such meeting. Any action by the Outside Directors Committee may be taken by a unanimous written consent of all members of the committee, and action so taken shall be fully effective as if it had been taken by a vote of the members at a meeting duly called and held. No Option shall be granted unless and until such grant is approved by the Outside Directors Committee.

      All questions of interpretation of the Plan or of any Options will be determined solely by the Joint Compensation Committee, and any such determination will be final and binding upon all persons having an interest in the Plan.

V.        ELIGIBILITY.

      Key Employees of the Corporation and any Subsidiary Corporation will be eligible to participate in the Plan, as approved by the Joint Compensation Committee.

      No Key Employee shall be eligible to be granted Stock Options under the Plan representing more than 100,000 shares of Common Stock per year, regardless of whether the Stock Options are Incentive Stock Options, Nonqualified Stock Options or a combination thereof.

VI.       TERMS AND CONDITIONS OF STOCK OPTIONS.

     Each Option granted under this Plan will be evidenced by an

 Option agreement between the Corporation and the recipient that sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Outside Directors Committee subject to the following terms and conditions:

          A.   OPTION PRICE.

               1. NONQUALIFIED OPTIONS. The exercise price per share for the shares subject to a Nonqualified Stock Option will be no less than one hundred per cent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.

               2. INCENTIVE OPTIONS. The exercise price per share for the shares subject to an Incentive Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. However, the exercise price per share for shares subject to an Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

          B. TERM OF OPTIONS. Notwithstanding any other provisions of the Plan or any Option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant. Furthermore, no Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will be exercisable after the expiration of five (5) years from the Date of Grant.

          C. MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation, a Parent Corporation and any Subsidiary Corporation) exceeds $100,000, the options are not Incentive Stock Options. For purposes of this paragraph, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

          D.        VESTING OF OPTIONS AND TERMINATION OF EMPLOYMENT.
               An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that an Option holder is no longer an employee of the Corporation or a Parent Corporation or Subsidiary Corporation (the "date of termination"), and the Option will be exercisable only to the extent the Option is vested on the date of ter-mination. However, if the Option holder is no longer an employee because of death or Disability, any Option that is not one hundred percent (100%) vested will automatically become one hundred percent (100%) vested on the date of termination. If the Option holder's termination is for reason of death, the right to exer-cise the Option will expire one (1) year after the date of the holder's death, and until expiration, the holder's heirs, legatees or legal representative may
               exercise   the   Option.   If  the   Option   holder's
               termination is for any reason other than death, the right to exercise the Option (to the extent that it is vested) will expire ninety (90) days after the date of termination unless the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions and, in that case, the right to exercise the Option will expire ten
               (10)  calendar  days  after the  end  of  the  Pooling
               Period.   "Pooling Period" means the period  in  which
               property is subject to restrictions on transfer in compliance with the "Pooling-of-Interests Accounting"
               rules   set  forth  in  the  Securities  and  Exchange
               Commission Accounting Series Releases 130 and 135. If termination is for a reason other than the holder's death and the Option holder dies after his or her termination but before the right to exercise the Option has expired, the right to exercise the Option shall expire one (1) year after the date of the
               holder's   termination   of  employment,   and   until
               expiration, the holder's heirs, legatees or legal representative may exercise the Option.

     E.   EXERCISE.

          1. CASH PAYMENT. An Option may be exercised as to all or any number of whole shares of the Common Stock with respect to which the Option is vested. Options may be exercised only by the Option holder's written
               notice to the Secretary of the Corporation (the "exercise notice") and only if the exercise notice is accompanied by payment in cash of the full exercise price for the shares with respect to which the Option is exercised, except as otherwise provided herein.

          2. NONCASH PAYMENT. The Joint Compensation Committee may approve payment of the exercise price in the form of
               (i) Common Stock of the Corporation other than stock acquired upon exercise of the Option, (ii) a combination of cash and such Common Stock, or (ii) Common Stock acquired upon exercise of the Option, provided that the requirements of Rule 16b-3 promulgated under the Act are met. The value of any Common Stock used to pay the exercise price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise.

          3. BROKER-DEALER PAYMENT. The Joint Compensation Committee may approve payment of the unpaid exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer, if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

     F. NONTRANSFERABILITY. No Option granted under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. During the lifetime of an Option holder, an Option will be exercisable only by the Option holder or by the Option holder's legal representative. The executor or administrator of the estate of the Option holder may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option or under the laws of intestacy.

     G.   STOCK  LEGEND.   The  Corporation may require  that  certif-
          icates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:

               The shares evidenced by this certificate may not be sold or transferred prior to ______________, 19____, in the absence of a written statement from Riggs National Corporation (the "Corporation") to the effect that the Corporation is aware of the fact of such sale or transfer.

          The blank contained in such legend shall be filled in with the date that is the later of: (i) one year and one day after the date of exercise of such Incentive Stock Option or (ii) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Corporation, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Corporation does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Corporation is aware of the fact of such sale or transfer. The Corporation may also require the inclusion of any additional legend which may be necessary or appropriate.

     H. CHANGE OF CONTROL. In the event of a Change of Control (as hereinafter defined), all then-outstanding Options will become one hundred percent (100%) vested and exercisable as of the Change of Control. However, if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable, except and to the extent the Joint Compensation Committee in its discretion shall otherwise
          determine.   For purposes of the Plan, "Change of  Control"
          means the sale of substantially all of the Corporation's assets or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Act), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Corporation or of its subsidiaries, including a trust established pursuant to any such plan; provided, that a Change of Control will not result from: (A) a transfer of the Corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five
     percent  (25%)  or  more  of  the  voting  securities   of   the
     Corporation (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; (iv) any entity over which such 25 Percent Owner has the power, directly
     or   indirectly,  to  direct  or  cause  the  direction  of  the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or
     (v)  any  charitable  trust,  foundation  or  corporation  under
     Section 501(c)(3) of the Code that is funded by the 25 Percent Owner; or (B) the acquisition of voting securities of the Corporation by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.


VII. Termination and Amendment of the Plan and Options.

     The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants of Options and the Outside Directors Committee may amend outstanding Options in any manner consistent with the Plan subject to the following limitations:

A. Except as provided in Section 8 of the Plan, no amendment will be effective without the approval of the shareholders of the Corporation if that amendment (i) materially increases the benefits accruing to Insiders under the Plan, (ii) materially increases the number of securities that may be issued under the Plan, (iii) materially modifies the requirements as to eligibility of Insiders for participation in the Plan, within the meaning of Rule 16b-3 promulgated under the Act, (iv) changes the class of eligible employees, officers or directors,
     (v) withdraws administration of the Plan from a committee of Disinterested Persons, or (vi) extends the term of the Plan or the period during which any outstanding Incentive Stock Option may be exercised.

B. No amendment will be effective if the amendment changes the manner of determining the exercise price of Incentive Stock Options, makes individuals who are not employees of the Corporation or of any Parent or Subsidiary Corporation eligible to be granted Incentive Stock Options, changes the nontransferability of the Options, or alters or impairs any rights or obligations of any outstanding Option without the written consent of the Option holder.

VIII.     CHANGE IN CAPITAL STRUCTURE.

     A. The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     B. If the Corporation shall effect a subdivision or con-solidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option in full immediately prior to the event requiring the adjust-ment; and (ii) the number and class of shares then reserved
          for   issuance  under  the  Plan  shall  be   adjusted   by
          substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

     C.   After a merger of one or more corporations into the

          Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.

     D. If the Corporation is merged into or consolidated with another corporation under circumstances where the
          Corporation is not the surviving corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the
          Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions, if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the 30-day period preceding the effective date of such corporate event would not be in conformity with all applicable federal securities laws, or if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be cancelled as of the effective date of the corporate event, except and to the extent the Joint Compensation Committee in its discretion shall otherwise determine.

     E. Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.


     F. Adjustment under the preceding provisions of this section will be made by the Joint Compensation Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

IX.  HOLDING PERIOD.

     Notwithstanding anything to the contrary in the Plan, Common Stock acquired through exercise of an Option granted to an Insider may not be disposed of by the Insider during the six-month period beginning on the Date of Grant.

X.   GENERAL PROVISIONS.

     A. The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Option holder or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Joint Compensation Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance that is deemed acceptable by the Joint Compensation Committee, to the effect that a registration statement is not required. Any determination in this connection by the Joint Compensation Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Act:

               "The shares of stock represented by this cer-tificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or
               transferred  except  pursuant  to  an   effective
               registration statement or upon receipt by the Corporation of any opinion of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

          The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     B. No Option holder and no beneficiary or other person claiming under or through an Option holder will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Option holder or beneficiary.

     C. The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware and construed in accordance therewith.

     D.   The Plan is intended to comply in all respects with Rule

          16b-3 promulgated under the Act (the "exemption"). If the Plan is found not to qualify for the exemption, any disqualifying Plan provision will be deemed replaced by a provision that most nearly accomplishes the intent of the Board at the time the Plan was adopted and that results in the Plan's qualification for the exemption. If the Board's intent cannot be accomplished through a substitute provision that results in the Plan's qualification for the exemption, the Plan will continue in full force and effect in the form adopted by the Board notwithstanding the Plan's failure to qualify for the exemption.

     E. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Corporation or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Corporation or a Subsidiary Corporation of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary Corporation of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Corporation of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Joint Compensation Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.

XI.  TAXES.

     A.   WITHHOLDING.

          1. CASH PAYMENT. The Corporation may make such pro visions as it deems appropriate to withhold any taxes the Corporation determines it is required to withhold in connection with any Option or require the Option holder to pay the amount of the withholding taxes in cash to the Corporation as a condition precedent to the issuance of shares pursuant to the exercise of an Option.

          2. BROKER-DEALER PAYMENT. If the exercise price of an Option is paid by a broker-dealer, as provided herein, payment of withholding taxes in connection with the exercise of the Option, up to an amount calculated by assuming the maximum federal, state, and local marginal tax rates, may be made by the broker-dealer.

     B. TAX QUALIFICATION. Incentive Stock Options granted under the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and Options granted hereunder shall be so construed. Notwithstanding the foregoing, nothing in the Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that any Options are, or will be, determined to qualify as incentive stock options within the meaning of the Code.

XII. INDEMNIFICATION OF BOARD AND COMMITTEES

     The members of the Board of Directors and the Joint Compensation Committee and the Outside Directors Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors, the Joint Compensation Committee and the Outside Directors Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.

XIII.     LIMITATION OF RIGHTS

     Neither the adoption and maintenance of the Plan nor the grant of Options will:

     A. limit the right of the Corporation, Parent Corporation or Subsidiary Corporation to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or

     B. confer upon any Option holder any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.

XIV. EFFECTIVE DATE OF THE PLAN, DURATION OF THE PLAN.

     A. The Plan is effective as of February 9, 1994 upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock which are represented in person or by proxy and entitled to vote on the subject at the 1994 annual meeting of the shareholders of the Corporation.

     B.   Unless  previously terminated, the Plan will terminate  ten
          (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.



(as amended 6/22/94)